Quarterly Financial Data Supplement (Unaudited)
Second Quarter 2006

	Page
Consolidated Statements of Income (Loss)	1

Details for Noninterest Income (Loss) and Noninterest Expenses	2

Consolidated Balance Sheets	3

Investment Securities Portfolio Analysis	4

Loan Portfolio Composition Based on Loan Purpose and Loan Growth	5

Summary of Credit Quality and Allowance for Loan Losses	6

Type of Deposits and Deposit Growth	7

Type of Organic Deposit Growth	8

Types of Wholesale Borrowings and Borrowing Costs	9

Summary of Capital and Capital Ratios	10

Comparative Average Balance Sheets - Yields and Costs	11	-12

Summary of Margin Excluding Net Cash Settlement of Swaps	13

GAAP to Non-GAAP Reconciliation: Earnings, ROA and ROE	14	-17

GAAP to Non-GAAP Reconciliation: Noninterest income as a % of total revenue and efficiency ratios	18	-21

See disclosure of explanation of TSFG's use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Interest Income
Interest and fees on loans	$179,971	$169,188	$162,114	$149,788	$134,842
Interest and dividends on securities:
Taxable	31,652	32,543	38,548	41,657	47,304
Exempt from Federal income taxes	3,210	3,344	3,213	2,973	2,595
Total interest and dividends on securities	34,862	35,887	41,761	44,630	49,899
Interest on short-term investments	879	292	537	317	160
Total interest income	215,712	205,367	204,412	194,735	184,901
Interest Expense
Interest on deposits	68,704	62,479	58,806	52,333	45,573
Interest on borrowed funds	43,886	39,976	40,673	38,813	37,043
Total interest expense	112,590	102,455	99,479	91,146	82,616
Net Interest Income	103,122	102,912	104,933	103,589	102,285
Provision for Credit Losses	7,487	9,911	10,833	8,853	9,944
Net interest income after provision for
credit losses	95,635	93,001	94,100	94,736	92,341
Noninterest Income (Loss)	32,020	29,320	(24,960)	16,428	50,471
Noninterest Expenses	83,059	79,834	100,973	81,035	79,535
Income (loss) from continuing operations before
income taxes and discontinued operations	44,596	42,487	(31,833)	30,129	63,277
Income tax expense (benefit)	15,253	14,680	(15,436)	9,039	20,565
Income (loss) from continuing operations	29,343	27,807	(16,397)	21,090	42,712
Discontinued operations, net of income tax	--	--	--	--	--
Net Income (Loss)	$29,343	$27,807	$(16,397)	$21,090	$42,712

Average Common Shares Outstanding, Basic	74,864,648	74,685,192	74,453,225	74,272,867	73,083,009
Average Common Shares Outstanding, Diluted	75,504,683	75,339,283	75,485,436	75,414,866	74,421,103
Per Common Share, Basic
Income (loss) from continuing operations	$0.39	$0.37	$(0.22)	$0.28	$0.58
Discontinued operations	--	--	--	--	--
Net income (loss)	$0.39	$0.37	$(0.22)	$0.28	$0.58
Per Common Share, Diluted
Income (loss) from continuing operations	$0.39	$0.37	$(0.22)	$0.28	$0.57
Discontinued operations	--	--	--	--	--
Net income (loss)	$0.39	$0.37	$(0.22)	$0.28	$0.57
Cash Dividends Declared Per Common Share	$0.17	$0.17	$0.17	$0.16	$0.16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME (LOSS) AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Noninterest Income (Loss)
Service charges on deposit accounts	$11,592	$11,288	$11,844	$12,245	$9,979
Debit card income	2,095	1,921	1,611	1,770	1,652
Customer service fee income	1,074	1,009	1,001	1,097	1,120
Total customer fee income	14,761	14,218	14,456	15,112	12,751
Retail investment services	2,249	2,023	2,091	2,054	1,467
Insurance income	2,806	2,977	2,702	2,010	1,449
Trust and investment management income	1,678	1,457	1,312	1,268	1,261
Benefits administration fees	749	667	638	818	650
Total wealth management income	7,482	7,124	6,743	6,150	4,827
Mortgage banking income	2,078	1,884	1,720	2,087	2,140
Bank-owned life insurance	2,969	2,819	3,253	2,835	2,759
Merchant processing income	3,318	2,686	2,202	2,864	2,713
(Loss) gain on trading and certain derivative
activities (1)	(245)	(1,125)	(610)	403	(1,032)
Net cash settlement of certain interest rate swaps (2)	--	--	(288)	2,377	3,534
Loss on indirect auto loans (3)	(985)	--	--	--	--
Other	2,518	1,039	2,123	1,618	1,355
Operating noninterest income (noninterest income,
excluding non-operating items)	31,896	28,645	29,599	33,446	29,047
Change in fair value of interest rate swaps (2)	--	--	(2,106)	(16,240)	22,277
(Loss) gain on sale of available for sale securities	(150)	(183)	(52,677)	(1,032)	(1,503)
Gain on equity investments	3,751	858	224	254	650
Loss on sale of indirect auto loans previously HFI(3)	(3,477)	--	--	--	--
Non-operating noninterest income (loss)	124	675	(54,559)	(17,018)	21,424
Total noninterest income (loss)	$32,020	$29,320	$(24,960)	$16,428	$50,471

Noninterest Expenses
Salaries and wages	$33,605	$31,456	$34,628	$31,350	$27,258
Employee benefits	8,703	9,029	8,826	8,529	8,423
Occupancy	7,684	7,313	7,455	7,387	6,823
Furniture and equipment	6,468	5,952	5,966	5,779	6,023
Professional services	5,497	5,779	7,124	6,125	5,135
Advertising and business development	2,187	2,506	2,277	2,131	2,310
Merchant processing expense	2,678	2,165	1,773	2,327	2,211
Telecommunications	1,421	1,418	1,559	1,533	1,384
Amortization of intangibles	2,208	2,207	2,354	2,337	2,140
Other	12,608	11,411	13,398	11,950	11,514
Operating noninterest expenses
(noninterest expenses, excluding non-operating
items)	83,059	79,236	85,360	79,448	73,221
Employment contract buyouts (reversals)	--	598	9,998	144	222
Merger-related costs	--	--	529	981	2,194
Impairment from write-down of assets	--	--	--	--	917
Charitable contribution to foundation	--	--	--	--	--
Loss (gain) on early extinguishment of debt	--	--	5,086	462	2,981
Non-operating noninterest expenses	--	598	15,613	1,587	6,314
Total noninterest expenses	$83,059	$79,834	$100,973	$81,035	$79,535

(1)	Includes any ineffectiveness on derivatives qualifying for hedge accounting and the fair value adjustments and net cash settlements on all derivatives not qualifying for hedge accounting.
(2)	Relates to derivatives originally documented under the short-cut method. All of these derivatives were either terminated or redesignated as hedges under the long-haul method during fourth quarter 2005.
(3)	In June 2006, TSFG sold approximately $360 million of indirect auto loans originated from August 2005 through the end of May 2006 and classified the loss on sale of these loans previously held for investment as a non-operating item. TSFG classified its June production of indirect auto loans as held for sale and reported the loss from the lower of cost or market adjustment as an operating item.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Assets
Cash and due from banks	$286,954	$249,324	$341,195	$264,979	$269,996
Interest-bearing bank balances	16,275	10,406	21,510	14,165	21,643
Federal funds sold and securities
purchased to resell	7,176	--	--	--	--
Securities
Trading	--	--	1,402	1,402	20
Available for sale	2,861,182	2,982,574	3,095,567	3,968,618	4,260,671
Held to maturity	53,617	57,508	62,648	63,577	65,276
Total securities	2,914,799	3,040,082	3,159,617	4,033,597	4,325,967
Loans held for sale	78,763	23,536	37,171	59,135	41,427
Loans held for investment	9,439,445	9,720,891	9,439,395	9,293,031	8,966,337
Allowance for loan losses	(108,995)	(111,219)	(107,767)	(106,224)	(104,853)
Net loans held for investment	9,330,450	9,609,672	9,331,628	9,186,807	8,861,484
Premises and equipment, net	207,393	203,953	193,574	186,970	183,189
Accrued interest receivable	71,905	69,739	70,838	63,517	69,714
Intangible assets	689,690	691,328	691,758	692,796	693,541
Other assets	473,678	463,885	471,994	445,243	420,944
	$14,077,083	$14,361,925	$14,319,285	$14,947,209	$14,887,905

Liabilities and Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$1,579,852	$1,536,796	$1,512,508	$1,508,370	$1,466,803
Interest-bearing	7,660,467	7,641,886	7,721,929	7,617,649	7,406,999
Total deposits	9,240,319	9,178,682	9,234,437	9,126,019	8,873,802
Federal funds purchased and repurchase
agreements	1,088,143	1,534,680	1,421,301	1,336,114	1,328,931
Other short-term borrowings	171,157	36,356	53,064	44,649	113,798
Long-term debt	1,846,062	1,911,929	1,922,151	2,751,268	2,901,532
Accrued interest payable	60,928	58,000	54,401	46,202	39,922
Other liabilities	185,485	158,173	147,024	138,510	112,848
Total liabilities	12,592,094	12,877,820	12,832,378	13,442,762	13,370,833

Shareholders' equity
Preferred stock	--	--	--	--	--
Common stock	75,034	74,907	74,721	74,575	74,348
Surplus	1,158,758	1,153,056	1,151,005	1,148,311	1,143,654
Retained earnings	341,431	324,839	309,768	338,880	329,743
Guarantee of employee stock ownership
plan debt and nonvested restricted
stock (1)	(268)	(327)	(2,687)	(3,192)	(3,611)
Common stock held in Rabbi Trust for
deferred compensation	(1,266)	(1,279)	(1,404)	(1,396)	(1,388)
Deferred compensation payable in common stock	1,266	1,279	1,404	1,396	1,388
Accumulated other comprehensive loss, net of
income tax	(89,966)	(68,370)	(45,900)	(54,127)	(27,062)
Total shareholders' equity	1,484,989	1,484,105	1,486,907	1,504,447	1,517,072
	$14,077,083	$14,361,925	$14,319,285	$14,947,209	$14,887,905

(1) Effective January 1, 2006, nonvested restricted stock has been netted against surplus.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Investment Securities Portfolio
Trading (at fair value)	$--	$--	$1,402	$1,402	$20
Available for sale (at fair value):
U.S. Treasury	173,049	178,864	182,468	171,623	183,938
U.S. Government agencies	641,315	648,264	656,442	740,888	856,308
Mortgage-backed securities	1,504,818	1,603,090	1,688,862	2,494,747	2,696,421
State and municipal	351,462	356,057	373,892	351,732	318,018
Other investments (1)	190,538	196,299	193,903	209,628	205,986
Total available for sale securities	2,861,182	2,982,574	3,095,567	3,968,618	4,260,671
Held to maturity (at amortized cost)	53,617	57,508	62,648	63,577	65,276
Total securities	$2,914,799	$3,040,082	$3,159,617	$4,033,597	$4,325,967
Total securities as a percentage of total assets	20.7%	21.2%	22.1%	27.0%	29.1%

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.
	June 30, 2006
	Amortized Cost	Percentage of Total	Duration	Book Yield
Debt Securities
U.S. Treasury	$177,140	6.1%	1.9	4.05%
U.S. Government agencies	666,261	22.8	4.5	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	1,149,294	39.4	5.8	4.64
Adjustable rate mortgages	309,943	10.6	2.2	4.62
Pass-through	138,914	4.7	3.9	4.79
State and municipal	361,225	12.4	3.7	4.62
Corporate bonds	116,355	4.0	4.1	4.35
Total available for sale debt securities	$2,919,132	100.0%	4.5	4.77%

Fixed interest rate:
Mortgage-backed securities	$1,286,194	44.1%	5.6	4.65%
Other	1,286,039	44.0	3.9	4.92
Variable interest rate:
Mortgage-backed securities	311,957	10.7	2.2	4.62
Other	34,942	1.2	3.1	4.63
Total available for sale debt securities	$2,919,132	100.0%	4.5	4.77%

Projected Cash Flows for Debt Securities

	Roll-Off	Projected Annual Cash Flows By Interest Rate Scenario
Year	Yield	Based on (2)	Current	Up 1.00%	Down 1.00%
2006	2.33%	$173,758	$152,953	$139,253	$358,994
2007	4.31	437,124	396,053	331,889	548,831

(2)      Cash flow for month of June 2006.

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Market Value		Duration
Up 2.00%	(10	.5)%	5.3
Up 1.00%	(5.2)		5.1
Flat	-	-	4.5
Down 1.00%	4.4		3.1
Down 2.00%	7.3		1.5

The estimated decrease in market value for a five year U.S. Treasury Note when interest rates increase 100 basis points is negative 4.23%.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Commercial Loans
Commercial and industrial	$2,328,925	$2,303,909	$2,271,605	$2,329,544	$2,314,125
Owner - occupied real estate	935,170	806,256	801,953	821,426	806,692
Commercial real estate	4,064,137	4,116,217	3,933,927	3,803,047	3,669,440
	7,328,232	7,226,382	7,007,485	6,954,017	6,790,257

Consumer Loans
Indirect - sales finance	555,678	928,633	916,318	891,127	856,564
Other consumer loans	1,011,700	1,013,987	956,668	882,646	754,753
Home equity	543,835	551,889	558,924	565,241	564,763
	2,111,213	2,494,509	2,431,910	2,339,014	2,176,080

Total loans held for investment	$9,439,445	$9,720,891	$9,439,395	$9,293,031	$8,966,337

Percentage of Loans Held for Investment
Commercial and industrial	24.7%	23.7%	24.1%	25.1%	25.8%
Owner - occupied real estate	9.9	8.3	8.5	8.8	9.0
Commercial real estate	43.0	42.3	41.7	40.9	40.9
Indirect - sales finance	5.9	9.6	9.7	9.6	9.6
Other consumer loans	10.7	10.4	10.1	9.5	8.4
Home equity	5.8	5.7	5.9	6.1	6.3
Total	100.0%	100.0%	100.0%	100.0%	100.00%

	For The Period Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Change in loans held for investment related to
acquisitions (dispositions) during the
three months ended (1)	$(359,158)	$--	$--	$--	$311,607

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	(11.6)%	12.1%	6.2%	14.5%	27.1%
Growth year-to-date, annualized	--	12.1	16.4	19.5	21.4

Growth in Loans Held for Investment, Excluding
Changes from Acquisitions and Dispositions (2)
Organic growth vs. prior quarter, annualized	3.2%	12.1%	6.2%	14.5%	12.2%
Organic growth year-to-date, annualized	7.7	12.1	12.6	14.4	13.6

Growth in Loans Held for Investment, Excluding
All Indirect Loans and Changes from
Acquisitions (2)(3)
Growth vs. prior quarter, annualized (excluding all
indirect loans and changes from acquisitions)	4.2%	12.8%	5.7%	14.3%	29.0%
Growth year-to-date, annualized (excluding all
indirect loans and changes from acquistions)	8.5	12.8	16.5	19.8	21.8

(1)	The change during the three months ended June 30, 2006 related to the sale of indirect auto loans. The change during the three months ended June 30, 2005 related to the acqusition of Pointe. The bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.
(2)	At December 31, 2004, loans held for investment totaled $8,107,757.
(3)	At March 31, 2005 and December 31, 2004, indirect loans totaled $835,629 and $790,371, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Credit Quality
Loans held for investment	$9,439,445	$9,720,891	$9,439,395	$9,293,031	$8,966,337
Allowance for loan losses	108,995	111,219	107,767	106,224	104,853
Allowance for credit losses (1)	110,320	112,454	109,350	107,381	105,552
Nonperforming loans (2)	37,782	35,722	33,255	33,708	42,457
Foreclosed property (other real estate owned and
personal property repossessions)	10,187	9,323	10,722	11,839	12,618
Nonperforming assets	$47,969	$45,045	$43,977	$45,547	$55,075

Nonperforming loans as a % of loans held for investment	0.40%	0.37%	0.35%	0.36%	0.47%
Nonperforming assets as a % of loans held
for investment and foreclosed property	0.51	0.46	0.47	0.49	0.61
Allowance for loan losses as a % of loans
held for investment	1.15	1.14	1.14	1.14	1.17
Allowance for credit losses as a % of loans
held for investment	1.17	1.16	1.16	1.16	1.18
Allowance for loan losses to nonperforming
loans	2.88x	3.11x	3.24x	3.15x	2.47x
Impaired loans (2) (3)	$30,860	$22,055	$16,911	$20,674	$28,266
Specific allowance for impaired loans	8,027	4,904	4,336	4,238	4,956
Loans past due 90 days or more (mortgage
and consumer with interest accruing)	2,849	2,369	4,548	1,598	2,035
Net loan charge-offs	6,532	6,807	8,864	7,024	6,823
Average loans held for investment	9,664,441	9,606,556	9,342,761	9,093,257	8,679,316
Net loan charge-offs as a % of average
loans held for investment (annualized)	0.27%	0.29%	0.38%	0.31%	0.32%

Allowance for Loan Losses
Balance at beginning of period	$111,219	$107,767	$106,224	$104,853	$97,989
Purchase accounting acquisitions:
Pointe Financial Corporation	--	--	--	--	3,741
Allowance adjustment for loans sold	(3,089)	--	--	--	--
Provision for loan losses	7,397	10,259	10,407	8,395	9,946
Loans charged-off	(8,785)	(8,873)	(10,715)	(8,708)	(8,817)
Recoveries of loans previously charged-off	2,253	2,066	1,851	1,684	1,994
Balance at end of period	$108,995	$111,219	$107,767	$106,224	$104,853

Reserve for Unfunded Lending Commitments (1)
Balance at beginning of period	$1,235	$1,583	$1,157	$699	$701
Provision for unfunded lending commitments	90	(348)	426	458	(2)
Balance at end of period	$1,325	$1,235	$1,583	$1,157	$699

Allowance for Credit Losses (1)
Balance at beginning of period	$112,454	$109,350	$107,381	$105,552	$98,690
Purchase accounting acquisitions:
Pointe Financial Corporation	--	--	--	--	3,741
Allowance adjustment for loans sold	(3,089)	--	--	--	--
Provision for credit losses	7,487	9,911	10,833	8,853	9,944
Loans charged-off	(8,785)	(8,873)	(10,715)	(8,708)	(8,817)
Recoveries of loans previously charged-off	2,253	2,066	1,851	1,684	1,994
Balance at end of period	$110,320	$112,454	$109,350	$107,381	$105,552

(1)	As of December 31, 2005, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. The provision for credit losses is the sum of the provision for loan losses and the provision for unfunded lending commitments. Amounts presented for prior periods have been reclassified to conform to the current presentation.

(2)	At June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, and June 30, 2005, these credit quality indicators (nonperforming loans and impaired loans) included $743,000, $693,000, $1.9 million, $1.9 million, and $5.5 million, respectively, in restructured loans.

(3)	In second quarter 2006, TSFG changed its policy to include nonaccruing loans that are fully protected by collateral as impaired loans. This change added $7.5 million to impaired loans at June 30, 2006.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF DEPOSITS AND DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Noninterest-bearing	$1,579,852	$1,536,796	$1,512,508	$1,508,370	$1,466,803
Interest-bearing checking	1,102,916	1,116,579	1,109,297	1,062,531	971,750
Money market accounts	2,337,984	2,265,571	2,290,134	2,559,559	2,754,418
Savings accounts	181,871	191,449	187,101	190,832	200,903
Core deposits	5,202,623	5,110,395	5,099,040	5,321,292	5,393,874
Time deposits under $100,000	1,426,624	1,381,468	1,401,469	1,211,875	1,077,281
Time deposits of $100,000 or more	1,205,796	1,285,048	1,395,247	1,237,049	1,047,466
Customer deposits (3)	7,835,043	7,776,911	7,895,756	7,770,216	7,518,621
Brokered deposits	1,405,276	1,401,771	1,338,681	1,355,803	1,355,181
Total deposits	$9,240,319	$9,178,682	$9,234,437	$9,126,019	$8,873,802

Percentage of Deposits
Noninterest-bearing	17.1%	16.7%	16.4%	16.5%	16.5%
Interest-bearing checking	11.9	12.2	12.0	11.6	11.0
Money market accounts	25.3	24.7	24.8	28.0	31.0
Savings accounts	2.0	2.1	2.0	2.1	2.3
Core deposits	56.3	55.7	55.2	58.2	60.8
Time deposits under $100,000	15.4	15.0	15.2	13.3	12.1
Time deposits of $100,000 or more	13.0	14.0	15.1	13.6	11.8
Customer deposits (3)	84.8	84.7	85.5	85.1	84.7
Brokered deposits	15.2	15.3	14.5	14.9	15.3
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Growth vs. Prior Quarter, Annualized (1)
Noninterest-bearing	11.2%	6.5%	1.1%	11.2%	54.8%
Core deposits	7.2	0.9	(16.6)	(5.3)	28.0
Customer deposits (3)	3.0	(6.1)	6.4	13.3	40.9
Total deposits	2.7	(2.4)	4.7	11.3	34.3

Growth Year-To-Date, Annualized (2)
Noninterest-bearing	9.0%	6.5%	22.2%	29.2%	37.3%
Core deposits	4.1	0.9	3.0	10.0	18.0
Customer deposits (3)	(1.6)	(6.1)	22.3	27.3	33.3
Total deposits	0.1	(2.4)	20.4	25.4	31.6

(1)	At March 31, 2005, noninterest-bearing totaled $1,290,427, core deposits totaled $5,041,804, customer deposits totaled $6,822,455, and total deposits totaled $8,174,970.
(2)	At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.
(3)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF ORGANIC DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Noninterest-Bearing
Beginning balance	$1,536,796	$1,512,508	$1,508,370	$1,466,803	$1,290,427
Increase (decrease) during the three
months ended related to:
Organic change	43,056	24,288	4,138	41,567	62,617
Bank acquisitions (dispositions)(1)	--	--	--	--	113,759
Ending balance	$1,579,852	$1,536,796	$1,512,508	$1,508,370	$1,466,803

Core Deposits
Beginning balance	$5,110,395	$5,099,040	$5,321,292	$5,393,874	$5,041,804
Increase (decrease) during the three
months ended related to:
Organic change	92,228	11,355	(222,252)	(72,582)	99,461
Bank acquisitions (dispositions) (1)	--	--	--	--	252,609
Ending balance	$5,202,623	$5,110,395	$5,099,040	$5,321,292	$5,393,874

Customer Deposits (excludes brokered deposits)
Beginning balance	$7,776,911	$7,895,756	$7,770,216	$7,518,621	$6,822,455
Increase (decrease) during the three
months ended related to:
Organic change	58,132	(118,845)	125,540	251,595	367,605
Bank acquisitions (dispositions) (1)	--	--	--	--	328,561
Ending balance	$7,835,043	$7,776,911	$7,895,756	$7,770,216	$7,518,621

Total Deposits
Beginning balance	$9,178,682	$9,234,437	$9,126,019	$8,873,802	$8,174,970
Increase (decrease) during the three
months ended related to:
Organic change	61,637	(55,755)	108,418	252,217	370,271
Bank acquisitions (dispositions) (1)	--	--	--	--	328,561
Ending balance	$9,240,319	$9,178,682	$9,234,437	$9,126,019	$8,873,802

Organic Change vs. Prior Quarter, Annualized(2)
Noninterest-bearing	11.2%	6.5%	1.1%	11.2%	19.5%
Core deposits	7.2	0.9	(16.6)	(5.3)	7.9
Customer deposits (4)	3.0	(6.1)	6.4	13.3	21.6
Total deposits	2.7	(2.4)	4.7	11.3	18.2

Organic Change Year-To-Date, Annualized (3)
Noninterest-bearing	9.0%	6.5%	13.0%	16.9%	18.8%
Core deposits	4.1	0.9	(2.1)	3.2	7.7
Customer deposits (4)	(1.6)	(6.1)	17.2	20.5	23.0
Total deposits	0.1	(2.4)	16.1	19.6	23.0

(1)	The non organic changes in deposits relate to the May 6, 2005 acquisition of Pointe Financial Corporation. These bank acquisition amounts include fair value adjustments recorded in accordance with the purchase method of accounting.
(2)	At March 31, 2005, noninterest-bearing totaled $1,290,427, core deposits totaled $5,041,804, customer deposits totaled $6,822,455, and total deposits totaled $8,174,970.
(3)	At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.
(4)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF WHOLESALE FUNDING
(dollars in thousands) (unaudited)

	At and for the Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Types of wholesale funding
Short-term borrowings
Federal funds purchased and repurchase
agreements	$1,088,143	$1,534,680	$1,421,301	$1,336,114	$1,328,931
Commercial paper	30,336	35,210	32,933	33,579	28,734
Treasury, tax and loan note	140,821	1,146	20,131	11,070	85,064
Total short-term borrowings	1,259,300	1,571,036	1,474,365	1,380,763	1,442,729
Long-term borrowings
Repurchase agreements	771,000	821,000	821,000	1,619,893	1,769,893
FHLB advances	749,127	842,134	852,140	882,147	882,153
Subordinated notes	233,016	155,695	155,695	155,695	155,695
Manditorily redeemable preferred stock of
subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	847	856	865	873	882
Employee stock ownership plan note payable	350	425	500	575	650
Purchase accounting premiums, net of
amortization	1,922	2,019	2,151	2,285	2,459
Total long-term borrowings	1,846,062	1,911,929	1,922,151	2,751,268	2,901,532
Total borrowings	3,105,362	3,482,965	3,396,516	4,132,031	4,344,261
Brokered deposits	1,405,276	1,401,771	1,338,681	1,355,803	1,355,181
Total wholesale borrowings	$4,510,638	$4,884,736	$4,735,197	$5,487,834	$5,699,442

Wholesale borrowings as a percentage
of total assets	32.0%	34.0%	33.1%	36.7%	38.3%

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Cost of Wholesale Funding (1)

Interest expense - brokered deposits	17,728	15,389	14,329	14,967	15,470
Interest expense - borrowings	43,886	39,976	40,673	38,813	37,043
Total interest expense - wholesale borrowings	61,614	55,365	55,002	53,780	52,513
Net cash settlement of certain interest
rate swaps included in noninterest income	--	--	288	(2,377)	(3,534)
Interest expense on wholesale borrowings,
including net cash settlement of certain
interest rate swaps	$61,614	$55,365	$55,290	$51,403	$48,979

Average wholesale borrowings, including
brokered CDs	$4,975,576	$4,945,488	$5,399,810	$5,725,658	$6,197,520

Cost of wholesale borrowings	4.97%	4.54%	4.04%	3.73%	3.40%
Cost of wholesale borrowings, including
net cash settlement of certain interest rate
swaps (2)	4.97%	4.54%	4.06%	3.56%	3.17%

(1)	The costs of wholesale borrowings reflect the net cash settlement of certain interest rate swaps as if it were included as a component of interest expense rather than included in operating noninterest income. With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects the net cash settlement of the CD swaps to be included in interest expense for future periods rather than included in noninterest income.
(2)	Calculated as interest expense on wholesale borrowings, net of the net cash settlement on swaps, as a % of average outstanding wholesale borrowings (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES
ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Regulatory Capital
Tier 1 capital	$1,121,122	$1,021,970	$1,001,841	$1,026,543	$1,011,327
Tier 2 capital	176,237	178,403	179,831	179,427	177,995
Total risk-based capital	1,297,359	1,200,373	1,181,672	1,205,970	1,189,322
Total risk-weighted assets	11,255,642	11,588,786	11,308,017	11,589,370	11,145,953

Tangible Equity
Shareholders' equity	$1,484,989	$1,484,105	$1,486,907	$1,504,447	$1,517,072
Intangible assets	(689,690)	(691,328)	(691,758)	(692,796)	(693,541)
Tangible equity	795,299	792,777	795,149	811,651	823,531

Capital Ratios
Total risk-based capital	11.53%	10.36%	10.45%	10.41%	10.67%
Tier 1 risk-based capital	9.96	8.82	8.86	8.86	9.07
Leverage ratio	8.21	7.47	7.07	7.20	7.12

Tangible equity to tangible assets ratio	5.94	5.80	5.83	5.69	5.80
Less: impact of unrealized gain or loss	(0.57)	(0.44)	(0.31)	(0.35)	(0.17)
Tangible equity to tangible assets ratio,
excluding unrealized gain or loss	6.51	6.24	6.14	6.04	5.97

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(134,480)	$(105,060)	$(73,635)	$(87,834)	$(42,914)
Net of income tax (included in equity)	(84,667)	(66,137)	(46,350)	(55,291)	(27,029)

Market Rates for U.S. Treasury Notes
Three year	5.13%	4.82%	4.36%	4.17%	3.64%
Five year	5.09	4.81	4.35	4.19	3.70

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/06			3/31/06			12/31/05
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets
Loans (1)	$9,711,641	$179,971	7.43%	$9,630,573	$169,188	7.12%	$9,392,454	$ 162,114	6.85%
Investment securities (taxable) (2)	2,676,211	31,652	4.74	2,752,345	32,543	4.80	3,517,591	38,548	4.35
Investment securities (nontaxable) (3)	416,117	4,938	4.76	434,980	5,145	4.80	429,508	4,943	4.57
Total investment securities	3,092,328	36,590	4.75	3,187,325	37,688	4.80	3,947,099	43,491	4.37
Federal funds sold, interest-bearing
bank balances, and other temp investments	64,319	879	5.48	21,509	292	5.51	55,933	537	3.81
Total earning assets	12,868,288	217,440	6.78	12,839,407	207,168	6.54	13,395,486	206,142	6.11
Non-earning assets	1,476,147			1,527,849			1,458,974
Total assets	$14,344,435			$14,367,256			$14,854,460

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,074,420	$5,054	1.89	$1,065,190	$4,406	1.68	$1,027,699	$ 3,321	1.28
Savings	179,220	287	0.64	191,613	308	0.65	186,666	228	0.48
Money market	2,265,029	18,651	3.30	2,218,937	16,345	2.99	2,453,893	17,255	2.79
Time deposits, excluding brokered
deposits (4)	2,641,817	26,984	4.10	2,778,587	26,031	3.80	2,639,057	23,673	3.56
Total interest-bearing customer
deposit(5)	6,160,486	50,976	3.32	6,254,327	47,090	3.05	6,307,315	44,477	2.80
Brokered deposits	1,408,889	17,728	5.05	1,373,199	15,389	4.54	1,343,222	14,329	4.23
Total interest-bearing deposits	7,569,375	68,704	3.64	7,627,526	62,479	3.32	7,650,537	58,806	3.05
Borrowings	3,566,687	43,886	4.94	3,572,289	39,976	4.54	4,056,588	40,673	3.98
Total interest-bearing liabilities	11,136,062	112,590	4.06	11,199,815	102,455	3.71	11,707,125	99,479	3.37
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,536,140			1,502,958			1,513,062
Other noninterest liabilities	192,587			173,075			137,042
Total liabilities	12,864,789			12,875,848			13,357,229
Shareholders' equity	1,479,646			1,491,408			1,497,231
Total liabilities and shareholders'
equity	$14,344,435			$14,367,256			$14,854,460
Net interest margin (tax-equivalent)		$104,850	3.27%		$104,713	3.31%		$106,663	3.16%
Less: tax-equivalent adjustment (3)		1,728			1,801			1,730
Net interest income		$103,122			$102,912			$104,933

Customer deposits(6)	7,696,626	50,976	2.66	7,757,285	47,090	2.46	7,820,377	44,477	2.26
Wholesale borrowings(7)	4,975,576	61,614	4.97	4,945,488	55,365	4.54	5,399,810	55,002	4.04
Total funding(8)	12,672,202	112,590	3.56	12,702,773	102,455	3.27	13,220,187	99,479	2.99

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	At June 30, 2006, March 31, 2006, and December 31, 2005, this line includes time deposits greater than $100,000 of (in thousands) $1,232,787, $1,384,999, and $1,327,869, respectively.
(5)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(6)	Customer deposits include total deposits less brokered deposits.
(7)	Wholesale borrowings include borrowings and brokered deposits.
(8)	Total funding includes customer deposits and wholesale borrowings.
Note:	Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Month Ended
	9/30/05			6/30/05
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets
Loans (1)	$9,138,137	$149,788	6.50%	$8,706,276	$134,842	6.21%
Investment securities (taxable) (2)	3,883,705	41,657	4.26	4,366,761	47,304	4.35
Investment securities (nontaxable) (3)	406,767	4,574	4.46	364,360	3,992	4.39
Total investment securities	4,290,472	46,231	4.27	4,731,121	51,296	4.35
Federal funds sold and interest-
bearing bank balances	34,146	317	3.68	22,698	160	2.83
Total earning assets	13,462,755	196,336	5.79	13,460,095	186,298	5.55
Non-earning assets	1,482,396			1,441,975
Total assets	$14,945,151			$14,902,070

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$979,487	$2,533	1.03	$928,672	$1,725	0.75
Savings	193,518	151	0.31	195,851	152	0.31
Money market	2,690,104	16,819	2.48	2,704,178	15,185	2.25
Time deposits, excluding brokered deposits(4)	2,254,868	17,863	3.14	1,917,124	13,041	2.73
Total interest-bearing customer deposits(5)	6,117,977	37,366	2.42	5,745,825	30,103	2.10
Brokered deposits	1,353,364	14,967	4.39	1,365,262	15,470	4.54
Total interest-bearing deposits	7,471,341	52,333	2.78	7,111,087	45,573	2.57
Borrowings	4,372,294	38,813	3.52	4,832,258	37,043	3.07
Total interest-bearing liabilities	11,843,635	91,146	3.05	11,943,345	82,616	2.77
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,446,396			1,349,746
Other noninterest liabilities	146,980			158,305
Total liabilities	13,437,011			13,451,396
Shareholders' equity	1,508,140			1,450,674
Total liabilities and shareholders' equity	$14,945,151			$14,902,070
Net interest margin (tax-equivalent)		$105,190	3.10%		$103,682	3.09%
Less: tax-equivalent adjustment (3)		1,601			1,397
Net interest income		$103,589			$102,285

Customer deposits (6)	7,564,373	37,366	1.96	7,095,571	30,103	1.70
Wholesale borrowings (7)	5,725,658	53,780	3.73	6,197,520	52,513	3.40
Total funding (8)	13,290,031	91,146	2.72	13,293,091	82,616	2.49

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)	At September 30, 2005 and June 30, 2005, this line includes time deposits greater than $100,000 of (in thousands) $1,130,798 and $926,308, respectively.
(5)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.
(6)	Customer deposits include total deposits less brokered deposits.
(7)	Wholesale borrowings include borrowings and brokered deposits.
(8)	Total funding includes customer deposits and wholesale borowings.
Note:	Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS AS RESTATED FOR ACCOUNTING TREATMENT OF DERIVATIVES
(dollars in thousands) (unaudited)

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Net Interest Margin (1)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Net interest income	$103,122	$102,912	$104,933	$103,589	$102,285
Tax-equivalent adjustment	1,728	1,801	1,730	1,601	1,397
Net interest income (tax equivalent)	104,850	104,713	106,663	105,190	103,682
Plus net cash settlement of certain interest
rate swaps included in noninterest income	--	--	(288)	2,377	3,534
Net interest income (tax equivalent), including
net cash settlement of certain interest
rate swaps	$104,850	$104,713	$106,375	$107,567	$107,216

Average loans	$9,711,641	$9,630,573	$9,392,454	$9,138,137	$8,706,276
Average earning assets	12,868,288	12,839,407	13,395,486	13,462,755	13,460,095

Net interest margin (tax equivalent)	3.27%	3.31%	3.16%	3.10%	3.09%
Net interest margin, including net cash settlement
of certain interest rate swaps (2)	3.27	3.31	3.15	3.17	3.19

Average loan growth vs. prior quarter (annualized)	3.4	10.3	11.0	19.7	20.5
Average earning asset growth vs. prior quarter
(annualized)	0.9	(16.8)	(2.0)	0.1	17.2

(1)	These operating net interest margin ratios reflect the net cash settlement of certain interest rate swaps as if it were included in net interest income (tax-equivalent) rather than in noninterest income.
(2)	Calculated as net interest income, including the net cash settlement of certain interest rate swaps, as a % of average earning assets (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	6/30/06		3/31/06
		Diluted EPS		Diluted EPS
Net Income, as Reported (GAAP)	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss on sale of available for sale securities	150		183
Gain on equity investments	(3,751)		(858)
Loss on sale of indirect auto loans previously HFI	3,477		--
Employment contract buyouts	--		598
Related income taxes	42		27
Operating Earnings (Net Income, Excluding
Non-Operating Items)	29,261	0.39	27,757	0.37
Amortization of intangibles	2,208		2,207
Related income taxes	(755)		(763)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,344,435		$14,367,256
Intangible assets	(690,375)		(691,262)
Tangible assets	13,654,060		13,675,994

Shareholders' equity	1,479,646		1,491,408
Intangible assets	(690,375)		(691,262)
Tangible equity	789,271		800,146

Return on Average Assets
GAAP earnings	0.82%		0.78%
Operating earnings	0.82		0.78
Cash operating earnings on average tangible assets	0.90		0.87

Return on Average Equity
GAAP earnings	7.95		7.56
Operating earnings	7.93		7.55
Cash operating earnings on average tangible equity	15.61		14.80

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/05		9/30/05		6/30/05		3/31/05
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income, as Reported (GAAP)	$(16,397)	$(0.22)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
Loss (gain) on sale of available for sale
securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	9,998		144		222		(37)
Impairment from write-down of assets	--		--		917		--
Merger-related costs	529		981		2,194		305
Charitable contribution to foundation	--		--		--		683
Loss (gain) on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,938)		(5,582)		4,911		(4,932)
Discontinued operations, net of income tax	--		--		--		396
Operating Earnings (Net Income, Excluding
Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$28,485	$0.38	$35,749	$0.47	$33,958	$0.46	$33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005

Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)
Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders' equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)
Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP (loss) earnings	(0.44)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00

Return on Average Equity
GAAP (loss) earnings	(4.34)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible
equity	14.05		17.38		17.14		17.53

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/04		9/30/04		6/30/04		3/31/04
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net Income, as Reported (GAAP)	$23,394	$0.32	$42,571	$0.61	$14,407	$0.24	$39,136	$0.64
Non-Operating Items
Change in fair value of interest rate swaps	2,383		(16,924)		23,067		(11,076)
Gain on sale of available for sale
securities	(499)		(678)		(607)		(5,214)
(Gain) loss on equity investments	(1,267)		367		(1,013)		(2,810)
Gain on disposition of assets and liabilities	--		--		--		(2,350)
Employment contract buyouts (reversals)	965		174		--		(59)
Impairment recovery from write-down of assets	--		--		(277)		--
Merger-related costs	1,627		5,487		575		177
Conservation grant of land	--		--		--		3,350
Loss on early extinguishment of debt	--		--		--		1,429
Related income taxes	(1,136)		3,472		(7,230)		5,010
Impairment of perpetual preferred stock	10,367		--		--		--
Discontinued operations, net of income tax	325		165		--		--
Operating Earnings (Net Income, Excluding
Non-Operating Items)	36,159	0.50	36,634	0.49	28,922	0.48	27,593	0.45
Amortization of intangibles	1,814		1,839		1,195		1,195
Related income taxes	(643)		(552)		(397)		(362)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$37,330	$0.51	$35,921	$0.51	$29,720	$0.49	$28,426	$0.47

Average Common Shares Outstanding, Diluted	72,832,859		70,342,922		60,837,792		60,809,470

Select Balance Sheet (Averages)
Total assets	$13,701,884		$13,173,844		$11,100,782		$10,828,734
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)
Tangible assets	13,087,377		12,622,219		10,749,649		10,476,285

Shareholders' equity	1,384,294		1,281,463		993,685		992,864
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)
Tangible equity	769,787		729,838		642,552		640,415

Return on Average Assets
GAAP earnings	0.68%		1.29%		0.52%		1.45%
Operating earnings	1.05		1.05		1.05		1.02
Cash operating earnings on average tangible assets	1.13		1.13		1.11		1.09

Return on Average Equity
GAAP earnings	6.72		13.22		5.83		15.85
Operating earnings	10.39		10.75		11.71		11.18
Cash operating earnings on average tangible
equity	19.29		19.58		18.60		17.85

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2005		2004
		Diluted EPS		Diluted EPS
Net Income, as Reported (GAAP)	$69,821	$0.94	$119,508	$1.80
Non-Operating Items
Change in fair value of interest rate swaps	13,278		(2,550)
Loss (gain) on sale of available for sale securities	54,978		(6,998)
Gain on equity investments	(2,839)		(4,723)
Gain on disposition of assets and liabilities	--		(2,350)
Employment contract buyouts	10,327		1,080
Impairment (recovery) loss from write-down of assets	917		(277)
Merger-related costs	4,009		7,866
Conservation grant of land	--		3,350
Loss on early extinguishment of debt	7,101		1,429
Charitable contribution to foundation	683		--
Related income taxes	(32,541)		116
Impairment of perpetual preferred stock	--		10,367
Discontinued operations, net of income tax	396		490
Operating Earnings (Net Income, Excluding
Non-Operating Items)	126,130	1.69	127,308	1.92
Amortization of intangibles	8,637		6,043
Related income taxes	(2,698)		(1,954)
Cash Operating Earnings (Net Income,
Excluding Non-Operating Items and
Amortization of Intangibles)	$132,069	$1.77	$131,397	$1.98

Average Common Shares Outstanding, Diluted	74,594,626		66,235,171

Select Balance Sheet (Averages)
Total assets	$14,752,973		$12,208,069
Intangible assets	(663,274)		(468,060)
Tangible assets	14,089,699		11,740,009

Shareholders' equity	1,463,125		1,164,004
Intangible assets	(663,274)		(468,060)
Tangible equity	799,851		695,944

Return on Average Assets
GAAP earnings	0.47%		0.98%
Operating earnings	0.85		1.04
Cash operating earnings on average tangible assets	0.94		1.12

Return on Average Equity
GAAP earnings	4.77		10.27
Operating earnings	8.62		10.94
Cash operating earnings on average tangible equity	16.51		18.88

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/06	3/31/06
Select Financial Data Used in Ratios Calculated Below
Net interest income	$103,122	$102,912
Tax-equivalent adjustment	1,728	1,801
Net interest income (tax-equivalent)	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$32,020	$29,320
Adjustments for non-operating items:
Loss on sale of available for sale securities	150	183
Gain on equity investments	(3,751)	(858)
Loss on sale of indirect auto loans previoysly HFI	3,477	--
Operating noninterest income (noninterest income, excluding
non-operating items)	$31,896	$28,645

Total noninterest expenses, as reported (GAAP)	$83,059	$79,834
Adjustments for non-operating items:
Employment contract buyouts	--	(598)
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	83,059	79,236
Less: amortization of intangibles	(2,208)	(2,207)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$80,851	$77,029

Total Revenue (1)
GAAP	$135,142	$132,232
Operating (2)	136,746	133,358

Noninterest Income as a % Total Revenue (3)
GAAP	23.69%	22.17%
Operating (2)	23.32	21.48

Efficiency Ratios (4)
GAAP	61.46	60.37
Operating (2)	60.74	59.42
Cash operating (2)	59.12	57.76

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05
Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326
Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest (loss) income, as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
Loss (gain) on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)
Operating noninterest income (noninterest income, excluding
non-operating items)	29,599	33,446	29,047	28,535

Net cash settlement of certain interest rate swaps
included in noninterest income	(288)	2,377	3,534	4,737
Operating noninterest income, excluding net cash settlement
of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$100,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(9,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	--	--	(917)	--
Charitable contribution to foundation	--	--	--	(683)
(Loss) gain on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428
Operating noninterest expenses (noninterest expenses,
excluding non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110

Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	(31.21)%	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain
interest rate swaps (4)	21.93	22.41	19.22	18.58

Efficiency Ratios (5)
GAAP	126.26	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended
	12/31/04	9/30/04	6/30/04	3/31/04
Select Financial Data Used in Ratios Calculated Below
Net interest income	$97,124	$92,084	$72,881	$73,752
Tax-equivalent adjustment	1,230	1,153	1,026	947
Net interest income (tax-equivalent)	$98,354	$93,237	$73,907	$74,699

Total noninterest income, as reported (GAAP)	$19,082	$48,266	$10,163	$47,366
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,383	(16,924)	23,067	(11,076)
Gain on sale of available for sale securities	(499)	(678)	(607)	(5,214)
(Gain) loss on equity investments	(1,267)	367	(1,013)	(2,810)
Impairment of perpetual preferred stock	10,367	--	--	--
Gain on disposition of assets and liabilities	--	--	--	(2,350)
Operating noninterest income (noninterest income, excluding
non-operating items)	30,066	31,031	31,610	25,916

Net cash settlement on certain interest rate swaps
included in noninterest income	6,064	7,259	7,235	7,002
Operating noninterest income, excluding net cash settlement
on certain interest rate swaps	$24,002	$23,772	$24,375	$18,914

Total noninterest expenses, as reported (GAAP)	$68,649	$69,858	$54,466	$57,271
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(965)	(174)	--	59
Merger-related costs	(1,627)	(5,487)	(575)	(177)
Impairment recovery from write-down of assets	--	--	277	--
Conservation grant of land	--	--	--	(3,350)
Loss on early extinguishment of debt	--	--	--	(1,429)
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	66,057	64,197	54,168	52,374
Less: amortization of intangibles	(1,814)	(1,839)	(1,195)	(1,195)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$64,243	$62,358	$52,973	$51,179

Total Revenue (1)
GAAP	$116,206	$140,350	$83,044	$121,118
Operating (2)	128,420	124,268	105,517	100,615

Noninterest Income as a % Total Revenue (3)
GAAP	16.42%	34.39%	12.24%	39.11%
Operating (2)	23.41	24.97	29.96	25.76
Operating, excluding net cash settlement of certain
interest rate swaps(4)	18.69	19.13	23.10	18.80

Efficiency Ratios (5)
GAAP	59.08	49.77	65.59	47.29
Operating (2)	51.44	51.66	51.34	52.05
Cash operating (2)	50.03	50.18	50.20	50.87

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,
	2005	2004
Select Financial Data Used in Ratios Calculated Below
Net interest income	$409,056	$335,841
Tax-equivalent adjustment	6,054	4,356
Net interest income (tax-equivalent)	$415,110	$340,197

Total noninterest income, as reported (GAAP)	$55,210	$124,877
Adjustments for non-operating items:
Change in fair value of interest rate swaps	13,278	(2,550)
Loss (gain) on sale of available for sale securities	54,978	(6,998)
Gain on equity investments	(2,839)	(4,723)
Impairment of perpetual preferred stock	--	10,367
Gain on disposition of assets and liabilities	--	(2,350)
Operating noninterest income (noninterest income, excluding
non-operating items)	120,627	118,623

Net cash settlement on certain interest rate swaps
included in noninterest income	10,360	27,560
Operating noninterest income, excluding net cash settlement
on certain interest rate swaps	$110,267	$91,063

Total noninterest expenses, as reported (GAAP)	$328,053	$250,244
Adjustments for non-operating items:
Employment contract buyouts	(10,327)	(1,080)
Merger-related costs	(4,009)	(7,866)
Impairment recovery (loss) from write-down of assets	(917)	277
Conservation grant of land	--	(3,350)
Loss on early extinguishment of debt	(7,101)	(1,429)
Charitable contribution to foundation	(683)	--
Operating noninterest expenses (noninterest expenses, excluding
non-operating items)	305,016	236,796
Less: amortization of intangibles	(8,637)	(6,043)
Cash operating noninterest expenses (noninterest expenses,
excluding non-operating items and amortization of
intangibles)	$296,379	$230,753

Total Revenue (1)
GAAP	$464,266	$460,718
Operating (2)	535,737	458,820

Noninterest Income as a % Total Revenue (3)
GAAP	11.89%	27.10%
Operating (2)	22.52	25.85
Operating, excluding net cash settlement of certain interest rate swaps (4)	20.58	19.85

Efficiency Ratios (5)
GAAP	70.66	54.32
Operating (2)	56.93	51.61
Cash operating (2)	55.32	50.29

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)	Calculated excluding the net cash settlement of certain interest rate swaps.
(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.